Exhibit 99

OFG Bancorp Reports 3Q25 Results
SAN JUAN, Puerto Rico, October 22, 2025 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, today reported results for the third quarter ended September 30, 2025. EPS diluted of $1.16 compared to $1.15 in 2Q25 and $1.00 in 3Q24. Total core revenues of $184.0 million compared to $182.2 million in 2Q25 and $174.1 million in 3Q24.
CEO Comment
José Rafael Fernández, Chief Executive Officer, said: “Third quarter EPS grew 16% year-over-year on a 5.6% increase in total core revenues. Loan and core deposit balances increased year-over-year with important growth in commercial loans as we began to see the long-anticipated moderation in auto loan originations. Performance and credit metrics remained strong, and we repurchased $20.4 million of common shares.”
"Our Digital First strategy is making significant strides, expanding our positioning as leaders in banking innovation in Puerto Rico. The broad acceptance of our flagship mass-market Libre and mass affluent Elite accounts has driven customer acquisition and retention. Building on this success, we are enhancing our efforts with AI-driven predictive customer insights. Customers now receive tailored insights based on cash flows and payment habits, helping them monitor their budgets and access value-added tools to improve their finances directly from their mobile phones or online. This quarter, we have also launched internal initiatives to apply AI to boost efficiency across all banking operations.”
“Puerto Rico’s economy continued to perform well during the third quarter with a summer tourism surge, solid consumer and business liquidity, and new multi-million dollar on-shoring investments, confirming the island’s position as a world leader of manufacturing medical devices and pharmaceutical products. All these are exciting developments that reinforce our confidence in the island’s future.”
3Q25 Highlights
Performance Metrics: Net interest margin of 5.24%, return on average assets of 1.69%, return on average tangible common stockholders’ equity of 16.39%, and efficiency ratio of 52.48%.
Total Interest Income of $200.1 million compared to $194.3 million in 2Q25 and $189.0 million in 3Q24. Compared to 2Q25, 3Q25 increased $5.8 million, reflecting higher average balances of loans and investments and $1.6 million from one additional business day.
Total Interest Expense of $45.4 million compared to $42.4 million in 2Q25 and $41.2 million in 3Q24. Compared to 2Q25, 3Q25 increased $3.0 million, reflecting higher average balances of core deposits and wholesale funding, higher cost of deposits, and $0.5 million from one additional business day.
Total Banking & Financial Service Revenues of $29.3 million compared to $30.2 million in 2Q25 and $26.3 million in 3Q24. Compared to 2Q25, 3Q25 reflected a sequential decline in mortgage banking revenues due to a change in MSR valuation.
Pre-Provision Net Revenues of $89.6 million compared to $87.6 million in 2Q25 and $83.1 million in 3Q24.

Other Income of $2.2 million included gains from OFG Ventures investments in fintech-focused funds.
Total Provision for Credit Losses of $28.3 million compared to $21.7 million in 2Q25 and $21.4 million in 3Q24. 3Q25 primarily reflected $13.5 million for increased loan volume, $5.6 million in specific reserves on two commercial loans, $4.3 million for updated prepayment assumptions in commercial loan and residential mortgage portfolios, $2.9 million for macroeconomic factors, and $1.3 million due to qualitative adjustment.
Credit Quality: Net charge-offs of $20.2 million (1.00% of average loans) compared to $12.8 million (0.64%) in 2Q25 and $17.1 million (0.90%) in 3Q24. 3Q25 early and total delinquency rates were 2.84% and 4.06%, respectively, in line with ranges seen over the past year. The nonperforming loan rate was 1.22% compared to 1.19% in 2Q25 and 1.03% in 3Q24.
Total Non-Interest Expense of $96.5 million compared to $94.8 million in 2Q25 and $91.6 million in 3Q24. Compared to 2Q25, 3Q25 reflected strategic investments of $1.1 million in technology, people and process improvement; $1.1 million due to higher business activity and marketing; and a $0.8 million reduction in foreclosed real estate costs.
Income Tax Expense of $9.5 million compared to $14.1 million in 2Q25 and $14.8 million in 3Q24. 3Q25 ETR was 15.53%, reflecting a benefit of $2.3 million in discrete items during the quarter and an anticipated rate of 23.06% for the year.
Loans Held for Investment (EOP) of $8.12 billion compared to $8.18 billion in 2Q25 and $7.75 billion in 3Q24. 3Q25 loans decreased 0.8% sequentially primarily due to repayment of commercial lines of credit funded in 2Q25. Loans increased 4.73% year-over-year, reflecting increases in Puerto Rico and U.S. commercial, consumer, and auto, partially offset by a decrease in residential mortgage.
New Loan Production of $623.9 million compared to $783.7 million in 2Q25 and $572.2 million in 3Q24. Compared to 2Q25, 3Q25 reflected in part the moderation in auto. Year-over-year new loan production was up 9.0%.
Total Investments (EOP) of $2.94 billion compared to $2.78 billion in 2Q25 and $2.61 billion in 3Q24. Compared to 2Q25, 3Q25 primarily reflected purchases of $200 million of mortgage-backed securities yielding 5.32%, partially offset by repayments.
Customer Deposits (EOP) of $9.82 billion decreased $76.2 million from $9.90 billion in 2Q25 and increased $286.5 million from $9.53 billion in 3Q24. Compared to 2Q25, 3Q25 reflected lower demand and time deposit balances, partially offset by higher savings deposit balances.
Total Borrowings & Brokered Deposits (EOP) of $746.4 million compared to $732.3 million in 2Q25 and $346.5 million in 3Q24. Compared to 2Q25, 3Q25 reflected increased borrowings and decreased brokered deposits.
Cash & Cash Equivalents (EOP) of $740.3 million compared to $851.8 million in 2Q25 and $680.6 million in 3Q24. During 3Q25, cash was used to purchase the above-mentioned mortgage-backed securities.
Capital: CET1 ratio was 14.13% compared to 13.99% in 2Q25 and 14.37% in 3Q24. Tangible Common Equity ratio was 10.55% compared to 10.20% in 2Q25 and 10.72% in 3Q24. Tangible Book Value per share was $28.92 compared to $27.67 in 2Q25 and $26.15 in 3Q24. 3Q25 included repurchases of 477,600 common shares for $20.4 million.

2

Conference Call, Financial Supplement & Presentation
A conference call to discuss 3Q25 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 579-2543 or (785) 424-1789. Conference ID: OFGQ325. The call can also be accessed live on www.ofgbancorp.com with webcast replay shortly thereafter. OFG’s Financial Supplement, with full financial tables for the quarter ended September 30, 2025, and the 3Q25 Conference Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.
Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements. Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, pandemics, and other natural disasters; and (iv) competition in the financial services industry. For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2024, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 61st year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Our mission is to make progress possible for our customers, employees, shareholders, and the communities we serve. Visit us at www.ofgbancorp.com.
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Contacts
Puerto Rico & USVI: Lumarie Vega López (lumarie.vega@orientalbank.com) and Victoria Maldonado Rodríguez (victoria.maldonado@orientalbank.com) at (787) 771-6800
US: Gary Fishman (gfishman@ofgbancorp.com) and Michael Wichman (michael.wichman@ofgbancorp.com) at (212) 532-3232
3

OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our September 30, 2025 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2025	2025	2025	2024	2024
(Dollars in thousands, except per share data) (unaudited)		Q3	Q2	Q1	Q4	Q3
Statement of Operations
Net interest income		$154,724	$151,928	$149,071	$149,138	$147,875
Non-interest income, net (core)	(1)	29,256	30,246	29,212	32,766	26,271
Total core revenues	(2)	183,980	182,174	178,283	181,904	174,146
Non-interest expense		96,548	94,802	93,452	99,718	91,600
Pre-provision net revenues	(21)	89,629	87,556	85,136	82,977	83,143
Total provision for credit losses		28,258	21,678	25,688	30,190	21,359
Net income before income taxes		61,371	65,878	59,448	52,787	61,784
Income tax expense		9,533	14,078	13,876	2,440	14,784
Net income available to common stockholders		51,838	51,800	45,572	50,347	47,000
Common Share Statistics
Earnings per common share - basic	(3)	$1.17	$1.15	$1.01	$1.10	$1.01
Earnings per common share - diluted	(4)	$1.16	$1.15	$1.00	$1.09	$1.00
Average common shares outstanding		44,430	44,854	45,295	45,946	46,560
Average common shares outstanding and equivalents		44,658	45,033	45,509	46,248	46,846
Cash dividends per common share		$0.30	$0.30	$0.30	$0.25	$0.25
Book value per common share (period end)		$31.07	$29.83	$28.83	$27.60	$28.31
Tangible book value per common share (period end)	(5)	$28.92	$27.67	$26.66	$25.43	$26.15
Balance Sheet (Average Balances)
Loans	(6)	$8,098,058	$7,963,890	$7,784,757	$7,717,566	$7,634,511
Interest-earning assets		11,715,599	11,466,602	11,152,184	10,981,886	10,837,380
Total assets		12,248,544	11,958,502	11,657,544	11,523,140	11,347,795
Core deposits		9,866,369	9,736,301	9,623,779	9,555,213	9,588,752
Total deposits		10,086,731	9,963,960	9,782,001	9,651,748	9,609,820
Interest-bearing deposits		7,498,818	7,382,083	7,240,258	7,107,550	7,042,467
Borrowings		548,832	444,820	358,666	329,231	241,062
Stockholders' equity		1,361,055	1,318,886	1,290,888	1,304,779	1,280,760
Performance Metrics
Net interest margin	(7)	5.24%	5.31%	5.42%	5.40%	5.43%
Return on average assets	(8)	1.69%	1.73%	1.56%	1.75%	1.66%
Return on average tangible common stockholders' equity	(9)	16.39%	16.96%	15.28%	16.71%	15.94%
Efficiency ratio	(10)	52.48%	52.04%	52.42%	54.82%	52.60%
Full-time equivalent employees, period end		2,217	2,222	2,223	2,246	2,236
Credit Quality Metrics
Allowance for credit losses		$197,782	$189,944	$181,174	$175,863	$161,500
Allowance as a % of loans held for investment		2.44%	2.32%	2.31%	2.26%	2.08%
Net charge-offs		$20,208	$12,784	$20,370	$15,862	$17,103
Net charge-off rate	(11)	1.00%	0.64%	1.05%	0.82%	0.90%
Early delinquency rate (30 - 89 days past due)		2.84%	2.46%	2.19%	2.95%	2.78%
Total delinquency rate (30 days and over)		4.06%	3.59%	3.49%	4.38%	4.10%
Capital Ratios (period end) (Non-GAAP)	(12)(20)
Leverage ratio		10.75%	10.83%	10.83%	10.93%	11.12%
Common equity Tier 1 capital ratio		14.13%	13.99%	14.27%	14.26%	14.37%
Tier 1 risk-based capital ratio		14.13%	13.99%	14.27%	14.26%	14.37%
Total risk-based capital ratio		15.39%	15.25%	15.53%	15.52%	15.63%
Tangible common equity ("TCE") ratio		10.55%	10.20%	10.30%	10.13%	10.72%

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		Nine-month period ended
(Dollars in thousands, except per share data) (unaudited)		September 30, 2025	September 30, 2024
Statement of Operations
Net interest income		$455,723	$439,302
Non-interest income, net (core)	(1)	88,714	88,415
Total core revenues	(2)	544,437	527,717
Non-interest expense		284,802	275,972
Pre-provision net revenues	(21)	262,321	253,022
Total provision for credit losses		75,624	52,061
Net income before income taxes		186,697	200,961
Income tax expense		37,487	53,138
Net income available to common stockholders		149,210	147,823
Common Share Statistics
Earnings per common share - basic	(3)	$3.33	$3.15
Earnings per common share - diluted	(4)	$3.31	$3.14
Average common shares outstanding		44,857	46,868
Average common shares outstanding and equivalents		45,056	47,111
Cash dividends per common share		$0.90	$0.75
Book value per common share (period end)		$31.07	$28.31
Tangible book value per common share (period end)	(5)	$28.92	$26.15
Balance Sheet (Average Balances)
Loans	(6)	$7,950,053	$7,596,365
Interest-earning assets		11,446,863	10,778,878
Total assets		11,957,028	11,259,969
Core deposits		9,743,039	9,573,850
Total deposits		9,945,348	9,600,952
Interest-bearing deposits		7,374,668	7,040,298
Borrowings		451,469	227,296
Stockholders' equity		1,323,866	1,239,451
Performance Metrics
Net interest margin	(7)	5.32%	5.44%
Return on average assets	(8)	1.66%	1.75%
Return on average tangible common stockholders' equity	(9)	16.22%	17.34%
Efficiency ratio	(10)	52.31%	52.30%
Full-time equivalent employees, period end		2,217	2,236
Credit Quality Metrics
Allowance for credit losses		$197,782	$161,500
Allowance as a % of loans held for investment		2.44%	2.08%
Net charge-offs		$53,362	$51,928
Net charge-off rate	(11)	0.89%	0.91%
Early delinquency rate (30 - 89 days past due)		2.84%	2.78%
Total delinquency rate (30 days and over)		4.06%	4.10%

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands) (unaudited)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Interest income:
Loans
Non-PCD loans	$146,665	$141,797	$137,690	$139,659	$139,358
PCD loans	14,669	15,190	15,718	15,682	15,052
Total interest income from loans	161,334	156,987	153,408	155,341	154,410
Investment securities and cash	38,811	37,360	35,814	34,822	34,620
Total interest income	200,145	194,347	189,222	190,163	189,030
Interest expense:
Deposits
Core deposits	37,458	35,529	34,645	36,312	38,123
Brokered deposits	2,284	2,350	1,647	1,020	221
Total deposits	39,742	37,879	36,292	37,332	38,344
Borrowings	5,679	4,540	3,859	3,693	2,811
Total interest expense	45,421	42,419	40,151	41,025	41,155
Net interest income	154,724	151,928	149,071	149,138	147,875
Provision for credit losses, excluding PCD loans	27,591	21,010	24,810	32,838	21,070
Provision for (recapture of) credit losses on PCD loans	667	668	878	(2,648)	289
Total provision for credit losses	28,258	21,678	25,688	30,190	21,359
Net interest income after provision for credit losses	126,466	130,250	123,383	118,948	126,516
Non-interest income:
Banking service revenues	15,930	15,982	15,981	15,329	15,554
Wealth management revenues	9,014	8,918	8,455	10,626	8,449
Mortgage banking activities	4,312	5,346	4,776	6,811	2,268
Total banking and financial service revenues	29,256	30,246	29,212	32,766	26,271
Other income, net	2,197	184	305	791	597
Total non-interest income, net	31,453	30,430	29,517	33,557	26,868
Non-interest expense:
Compensation and employee benefits	39,836	39,565	39,932	42,959	38,468
Occupancy, equipment and infrastructure costs	14,994	14,629	14,820	15,284	15,124
General and administrative expenses	42,239	40,298	37,672	39,672	36,736
Foreclosed real estate and other repossessed assets expenses (income), net	(521)	310	1,028	1,803	1,272
Total non-interest expense	96,548	94,802	93,452	99,718	91,600
Income before income taxes	61,371	65,878	59,448	52,787	61,784
Income tax expense	9,533	14,078	13,876	2,440	14,784
Net income available to common shareholders	$51,838	$51,800	$45,572	$50,347	$47,000

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands) (unaudited)	Nine-month period ended
	September 30, 2025	September 30, 2024
Interest income:
Loans
Non-PCD loans	$426,152	$410,071
PCD loans	45,577	48,190
Total interest income from loans	471,729	458,261
Investment securities and cash	111,985	101,853
Total interest income	583,714	560,114
Interest expense:
Deposits
Core deposits	107,632	111,903
Brokered deposits	6,281	1,045
Total deposits	113,913	112,948
Borrowings	14,078	7,864
Total interest expense	127,991	120,812
Net interest income	455,723	439,302
Provision for credit losses, excluding PCD loans	73,411	54,588
Provision for (recapture of) credit losses on PCD loans	2,213	(2,527)
Total provision for credit losses	75,624	52,061
Net interest income after provision for credit losses	380,099	387,241
Non-interest income:
Banking service revenues	47,893	51,594
Wealth management revenues	26,387	24,996
Mortgage banking activities	14,434	11,825
Total banking and financial service revenues	88,714	88,415
Other income (loss), net	2,686	1,277
Total non-interest income, net	91,400	89,692
Non-interest expense:
Compensation and employee benefits	119,333	116,751
Occupancy, equipment and infrastructure costs	44,443	43,839
General and administrative expenses	120,209	114,173
Foreclosed real estate and other repossessed assets expenses (income), net	817	1,209
Total non-interest expense	284,802	275,972
Income before income taxes	186,697	200,961
Income tax expense	37,487	53,138
Net income available to common shareholders	$149,210	$147,823

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Cash and cash equivalents		$740,349	$851,798	$710,600	$591,137	$680,587
Investments:
Trading securities		21	18	19	18	18
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		2,564,831	2,406,956	2,413,420	2,336,505	2,228,399
US treasury securities		1,635	1,399	1,384	1,150	1,136
Other investment securities		503	519	533	550	567
Total investment securities available-for-sale		2,566,969	2,408,874	2,415,337	2,338,205	2,230,102
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		275,116	281,186	286,824	292,158	297,713
Other investment securities		35,000	35,000	35,000	35,000	35,000
Total investment securities held-to-maturity		310,116	316,186	321,824	327,158	332,713
Equity securities		61,906	59,556	48,785	54,896	45,692
Total investments		2,939,012	2,784,634	2,785,965	2,720,277	2,608,525
Loans, net		7,935,413	8,009,599	7,688,271	7,633,831	7,604,700
Other assets:
Prepaid expenses		150,461	119,766	68,216	72,010	98,755
Deferred tax asset, net		7,468	7,048	6,299	6,248	4,130
Foreclosed real estate and repossessed properties		8,025	7,363	10,927	10,597	11,388
Premises and equipment, net		100,760	102,095	103,577	104,512	105,279
Goodwill		84,241	84,241	84,241	84,241	84,241
Other intangibles		11,086	12,318	13,550	14,782	16,260
Right of use assets		22,694	17,284	18,663	19,197	20,355
Servicing asset		67,437	68,588	69,238	70,435	68,512
Accounts receivable and other assets		162,866	166,776	169,710	173,467	158,650
Total assets		$12,229,812	$12,231,510	$11,729,257	$11,500,734	$11,461,382
Deposits:
Demand deposits		$5,791,959	$5,801,400	$5,841,418	$5,627,406	$5,859,787
Savings accounts		2,208,212	2,131,076	2,107,622	2,064,916	2,019,832
Time deposits		1,819,397	1,963,336	1,808,117	1,756,389	1,653,402
Brokered deposits		189,065	248,353	165,812	156,075	75,631
Total deposits		10,008,633	10,144,165	9,922,969	9,604,786	9,608,652
Borrowings:
Securities sold under agreements to repurchase		100,791	27,463	—	75,222	—
Advances from FHLB and other borrowings		456,530	456,530	255,642	325,952	270,827
Total borrowings		557,321	483,993	255,642	401,174	270,827
Other liabilities:
Acceptances outstanding		29,975	27,572	35,269	31,526	26,055
Lease liability		24,681	19,354	20,795	21,388	22,604
GNMA buy-back option program liability	(22)	46,716	43,281	44,665	48,586	41,801
Deferred tax liability, net		50,298	48,374	44,223	40,718	57,503
Accrued expenses and other liabilities		136,771	130,318	110,333	98,185	115,808
Total liabilities		10,854,395	10,897,057	10,433,896	10,246,363	10,143,250
Stockholders' equity:
Common stock		59,885	59,885	59,885	59,885	59,885
Additional paid-in capital		641,350	639,901	638,475	639,786	639,487
Legal surplus		183,614	178,834	173,905	169,537	164,990
Retained earnings		866,826	833,187	802,024	771,993	737,815
Treasury stock, at cost		(348,957)	(328,572)	(320,927)	(296,991)	(251,055)
Accumulated other comprehensive loss, net		(27,301)	(48,782)	(58,001)	(89,839)	(32,990)
Total stockholders' equity		1,375,417	1,334,453	1,295,361	1,254,371	1,318,132
Total liabilities and stockholders' equity		$12,229,812	$12,231,510	$11,729,257	$11,500,734	$11,461,382

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$580,332	$575,423	$571,637	$580,267	$577,320
Mortgage GNMA buy-back option program	(22)	46,716	43,281	44,665	48,586	41,801
Commercial PR		2,469,925	2,511,495	2,337,872	2,310,281	2,318,964
Commercial US		831,731	825,254	727,409	704,081	680,388
Consumer		685,740	680,060	670,213	667,963	663,748
Auto		2,646,811	2,661,795	2,592,922	2,549,033	2,483,611
		7,261,255	7,297,308	6,944,718	6,860,211	6,765,832
Less: Allowance for credit losses		(189,701)	(182,765)	(174,752)	(170,709)	(155,133)
Total non-PCD loans held for investment, net		7,071,554	7,114,543	6,769,966	6,689,502	6,610,699

PCD:
Mortgage		772,808	795,863	819,271	841,964	864,491
Commercial PR		82,748	86,685	87,779	88,729	119,029
Consumer		337	575	595	598	560
Auto		119	160	281	460	664
		856,012	883,283	907,926	931,751	984,744
Less: Allowance for credit losses		(8,081)	(7,179)	(6,422)	(5,154)	(6,367)
Total PCD loans held for investment, net		847,931	876,104	901,504	926,597	978,377
Total loans held for investment		7,919,485	7,990,647	7,671,470	7,616,099	7,589,076
Mortgage loans held for sale		9,680	14,590	12,439	13,286	10,908
Other loans held for sale		6,248	4,362	4,362	4,446	4,716
Total loans, net		$7,935,413	$8,009,599	$7,688,271	$7,633,831	$7,604,700

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,353,140	$1,371,286	$1,390,908	$1,422,231	$1,441,811
Mortgage GNMA buy-back option program	(22)	46,716	43,281	44,665	48,586	41,801
Commercial PR		2,552,673	2,598,180	2,425,651	2,399,010	2,437,993
Commercial US		831,731	825,254	727,409	704,081	680,388
Consumer		686,077	680,635	670,808	668,561	664,308
Auto		2,646,930	2,661,955	2,593,203	2,549,493	2,484,275
		8,117,267	8,180,591	7,852,644	7,791,962	7,750,576
Less: Allowance for credit losses		(197,782)	(189,944)	(181,174)	(175,863)	(161,500)
Total loans held for investment, net		7,919,485	7,990,647	7,671,470	7,616,099	7,589,076
Mortgage loans held for sale		9,680	14,590	12,439	13,286	10,908
Other loans held for sale		6,248	4,362	4,362	4,446	4,716
Total loans, net		$7,935,413	$8,009,599	$7,688,271	$7,633,831	$7,604,700

OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Nine-month period ended
(Dollars in thousands) (unaudited)		September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	September 30, 2025	September 30, 2024
Loan production	(13)
Mortgage		$42,392	$55,575	$37,014	$42,562	$37,091	$134,981	$107,772
Commercial PR		216,560	253,874	163,232	211,217	149,856	633,666	528,390
Commercial US		116,368	147,193	57,939	44,034	67,133	321,500	111,641
Consumer		76,027	76,757	67,859	68,941	86,575	220,643	235,514
Auto		172,558	250,269	232,897	242,225	231,573	655,724	714,525
Total		$623,905	$783,668	$558,941	$608,979	$572,228	$1,966,514	$1,697,842

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2025 Q3			2025 Q2			2025 Q1			2024 Q4			2024 Q3
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$784,978	$8,555	4.32%	$746,356	$8,078	4.34%	$593,325	$6,316	4.32%	$560,013	$6,534	4.64%	$630,836	$8,362	5.27%
Investment securities	2,832,563	30,256	4.27%	2,756,356	29,282	4.25%	2,774,102	29,498	4.25%	2,704,307	28,288	4.18%	2,572,033	26,258	4.08%
Loans held for investment
Non-PCD loans	7,228,920	146,665	8.05%	7,067,367	141,797	8.05%	6,864,180	137,690	8.14%	6,763,828	139,659	8.21%	6,634,043	139,358	8.36%
PCD loans	869,138	14,669	6.75%	896,523	15,190	6.78%	920,577	15,718	6.83%	953,738	15,682	6.58%	1,000,468	15,052	6.02%
Total loans	8,098,058	161,334	7.90%	7,963,890	156,987	7.91%	7,784,757	153,408	7.99%	7,717,566	155,341	8.01%	7,634,511	154,410	8.05%
Total interest-earning assets	$11,715,599	$200,145	6.78%	$11,466,602	$194,347	6.80%	$11,152,184	$189,222	6.88%	$10,981,886	$190,163	6.89%	$10,837,380	$189,030	6.94%

Interest bearing liabilities:
Deposits
NOW accounts	$3,208,598	$15,941	1.97%	$3,211,382	$15,451	1.93%	$3,193,088	$14,897	1.89%	$3,282,808	$16,871	2.04%	$3,395,425	$20,013	2.34%
Savings accounts	2,215,538	6,212	1.11%	2,119,036	5,175	0.98%	2,093,431	5,028	0.97%	2,038,523	5,062	0.99%	2,009,028	4,777	0.95%
Time deposits	1,854,320	14,362	3.07%	1,824,006	13,960	3.07%	1,795,517	13,777	3.11%	1,689,684	13,247	3.12%	1,616,946	12,202	3.00%
Brokered deposits	220,362	2,284	4.11%	227,659	2,350	4.14%	158,222	1,647	4.22%	96,535	1,020	4.21%	21,068	221	4.17%
	7,498,818	38,799	2.05%	7,382,083	36,936	2.01%	7,240,258	35,349	1.98%	7,107,550	36,200	2.03%	7,042,467	37,213	2.10%
Non-interest bearing deposit accounts	2,587,913	—	—	2,581,877	—	—	2,541,743	—	—	2,544,198	—	—	2,567,353	—	—
Fair value premium and core deposit intangible amortization	—	943	—	—	943	—	—	943	—	—	1,132	—	—	1,131	—
Total deposits	10,086,731	39,742	1.56%	9,963,960	37,879	1.52%	9,782,001	36,292	1.50%	9,651,748	37,332	1.54%	9,609,820	38,344	1.59%
Borrowings
Securities sold under agreements to repurchase	93,028	986	4.21%	10,517	120	4.56%	63,531	710	4.53%	44,837	542	4.81%	—	—	—%
Advances from FHLB and other borrowings	455,804	4,693	4.08%	434,303	4,420	4.08%	295,135	3,149	4.33%	284,394	3,151	4.41%	241,062	2,811	4.64%
Total borrowings	548,832	5,679	4.10%	444,820	4,540	4.09%	358,666	3,859	4.36%	329,231	3,693	4.46%	241,062	2,811	4.64%
Total liabilities	$10,635,563	$45,421	1.69%	$10,408,780	$42,419	1.63%	$10,140,667	$40,151	1.61%	$9,980,979	$41,025	1.64%	$9,850,882	$41,155	1.66%
Interest rate spread		$154,724	5.09%		$151,928	5.17%		$149,071	5.27%		$149,138	5.25%		$147,875	5.28%
Net interest margin			5.24%			5.31%			5.42%			5.40%			5.43%

Core deposits: (Non-GAAP)
NOW accounts	$3,208,598	$15,941	1.97%	$3,211,382	$15,451	1.93%	$3,193,088	$14,897	1.89%	$3,282,808	$16,871	2.04%	$3,395,425	$20,013	2.34%
Savings accounts	2,215,538	6,212	1.11%	2,119,036	5,175	0.98%	2,093,431	5,028	0.97%	2,038,523	5,062	0.99%	2,009,028	4,777	0.95%
Time deposits	1,854,320	14,362	3.07%	1,824,006	13,960	3.07%	1,795,517	13,777	3.11%	1,689,684	13,247	3.12%	1,616,946	12,202	3.00%
	7,278,456	36,515	1.99%	7,154,424	34,586	1.94%	7,082,036	33,702	1.93%	7,011,015	35,180	2.00%	7,021,399	36,992	2.10%
Non-interest bearing deposit accounts	2,587,913	—	—	2,581,877	—	—	2,541,743	—	—	2,544,198	—	—	2,567,353	—	—
Total core deposits	$9,866,369	$36,515	1.47%	$9,736,301	$34,586	1.42%	$9,623,779	$33,702	1.42%	$9,555,213	$35,180	1.46%	$9,588,752	$36,992	1.53%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$548,832	$5,679	4.10%	$444,820	$4,540	4.09%	$358,666	$3,859	4.36%	$329,231	$3,693	4.46%	$241,062	$2,811	4.64%
Brokered deposits	220,362	2,284	4.11%	227,659	2,350	4.14%	158,222	1,647	4.22%	96,535	1,020	4.21%	21,068	221	4.17%
Total borrowings and brokered deposits	$769,194	$7,963	4.11%	$672,479	$6,890	4.11%	$516,888	$5,506	4.32%	$425,766	$4,713	4.40%	$262,130	$3,032	4.60%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

	Nine-month period ended
	September 30, 2025			September 30, 2024
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Interest earning assets:
Cash equivalents	$708,922	$22,949	4.33%	$629,423	$25,093	5.33%
Investment securities	2,787,888	89,036	4.26%	2,553,090	76,760	4.01%
Loans held for investment
Non-PCD loans	7,054,829	426,152	8.08%	6,562,504	410,071	8.35%
PCD loans	895,224	45,577	6.79%	1,033,861	48,190	6.21%
Total loans	7,950,053	471,729	7.93%	7,596,365	458,261	8.06%
Total interest-earning assets	$11,446,863	$583,714	6.82%	$10,778,878	$560,114	6.94%

Interest bearing liabilities:
Deposits
NOW accounts	$3,204,413	$46,288	1.93%	$3,438,649	$61,490	2.39%
Savings accounts	2,143,116	16,415	1.02%	2,024,127	13,782	0.91%
Time deposits	1,824,830	42,099	3.08%	1,550,420	33,235	2.86%
Brokered deposits	202,309	6,281	4.15%	27,102	1,045	5.15%
	7,374,668	111,083	2.01%	7,040,298	109,552	2.08%
Non-interest bearing deposit accounts	2,570,680	—	—%	2,560,654	—	—%
Fair value premium and core deposit intangible amortization	—	2,830	—	—	3,396	—
Total deposits	9,945,348	113,913	1.53%	9,600,952	112,948	1.57%
Borrowings
Securities sold under agreements to repurchase	55,800	1,816	4.35%	—	—	—%
Advances from FHLB and other borrowings	395,669	12,262	4.14%	227,296	7,864	4.62%
Total borrowings	451,469	14,078	4.17%	227,296	7,864	4.62%
Total interest-bearing liabilities	$10,396,817	$127,991	1.65%	$9,828,248	$120,812	1.64%
Interest rate spread		$455,723	5.17%		$439,302	5.30%
Net interest margin			5.32%			5.44%

Core deposits: (Non-GAAP)
NOW accounts	$3,204,413	$46,288	1.93%	$3,438,649	$61,490	2.39%
Savings accounts	2,143,116	16,415	1.02%	2,024,127	13,782	0.91%
Time deposits	1,824,830	42,099	3.08%	1,550,420	33,235	2.86%
	7,172,359	104,802	1.95%	7,013,196	108,507	2.07%
Non-interest bearing deposit accounts	2,570,680	—	—%	2,560,654	—	—%
Total core deposits	$9,743,039	$104,802	1.44%	$9,573,850	$108,507	1.51%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$451,469	$14,078	4.17%	$227,296	$7,864	4.62%
Brokered deposits	202,309	6,281	4.15%	27,102	1,045	5.15%
Total borrowings and brokered deposits	$653,778	$20,359	4.16%	$254,398	$8,909	4.68%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2025	2025	2025	2024	2024
(Dollars in thousands) (unaudited)	Q3	Q2	Q1	Q4	Q3
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$—	$11	$23	$24	$37
Recoveries	(171)	(745)	(186)	(190)	(72)
Total mortgage	(171)	(734)	(163)	(166)	(35)
Commercial PR:
Charge-offs	1,446	273	112	713	139
Recoveries	(922)	(88)	(152)	(381)	(1,455)
Total commercial PR	524	185	(40)	332	(1,316)
Commercial US:
Charge-offs	3,647	—	2,918	315	—
Recoveries	—	—	—	—	(24)
Total commercial US	3,647	—	2,918	315	(24)
Consumer:
Charge-offs	7,704	6,970	8,252	8,242	8,863
Recoveries	(896)	(848)	(725)	(1,792)	(830)
Total consumer	6,808	6,122	7,527	6,450	8,033
Auto:
Charge-offs	16,743	14,870	18,192	18,503	16,371
Recoveries	(7,108)	(7,570)	(7,674)	(8,137)	(6,300)
Total auto	9,635	7,300	10,518	10,366	10,071
Total	$20,443	$12,873	$20,760	$17,297	$16,729

PCD
Mortgage:
Charge-offs	$—	$59	$—	$—	$66
Recoveries	(281)	(91)	(341)	(345)	(250)
Total mortgage	(281)	(32)	(341)	(345)	(184)
Commercial PR:
Charge-offs	205	31	—	39	663
Recoveries	(118)	(63)	(25)	(1,026)	(70)
Total commercial PR	87	(32)	(25)	(987)	593
Consumer:
Charge-offs	—	1	—	—	—
Recoveries	(10)	(11)	(6)	(13)	(19)
Total consumer	(10)	(10)	(6)	(13)	(19)
Auto:
Charge-offs	2	13	1	1	9
Recoveries	(33)	(28)	(19)	(91)	(25)
Total auto	(31)	(15)	(18)	(90)	(16)
Total	$(235)	$(89)	$(390)	$(1,435)	$374

Total Net Charge-offs	$20,208	$12,784	$20,370	$15,862	$17,103
Net Charge-off Rates
Mortgage	(0.13)%	(0.22)%	(0.14)%	(0.14)%	(0.06)%
Commercial PR	0.10%	0.02%	(0.01)%	(0.11)%	(0.12)%
Commercial US	1.74%	—%	1.62%	0.18%	(0.01)%
Consumer	3.85%	3.50%	4.34%	3.72%	4.70%
Auto	1.45%	1.11%	1.63%	1.63%	1.64%
Total	1.00%	0.64%	1.05%	0.82%	0.90%
Average Loans Held For Investment
Mortgage	$1,361,765	$1,379,986	$1,404,961	$1,429,022	$1,446,855
Commercial PR	2,536,829	2,463,009	2,392,006	2,386,204	2,393,891
Commercial US	836,527	786,637	719,838	689,310	658,908
Consumer	705,945	698,581	693,563	692,119	681,391
Auto	2,656,992	2,635,677	2,574,389	2,520,911	2,453,466
Total	$8,098,058	$7,963,890	$7,784,757	$7,717,566	$7,634,511
(a) Refer to “(c)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2025	2025	2025	2024	2024
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Early Delinquency (30 - 89 days past due)
Mortgage		$11,474	$10,313	$9,830	$11,431	$10,822
Commercial		9,423	3,121	1,412	6,825	2,426
Consumer		15,000	13,093	12,129	14,281	13,485
Auto		170,075	152,732	128,619	170,013	161,025
Total		$205,972	$179,259	$151,990	$202,550	$187,758
Early Delinquency Rates (30 - 89 days past due)
Mortgage		1.83%	1.67%	1.59%	1.82%	1.75%
Commercial		0.29%	0.09%	0.05%	0.23%	0.08%
Consumer		2.19%	1.93%	1.81%	2.14%	2.03%
Auto		6.43%	5.74%	4.96%	6.67%	6.48%
Total		2.84%	2.46%	2.19%	2.95%	2.78%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$22,657	$19,946	$21,457	$22,840	$22,954
GNMA's buy-back option program	(22)	46,716	43,281	44,665	48,586	41,801
Total mortgage		69,373	63,227	66,122	71,426	64,755
Commercial		20,592	14,282	17,692	20,193	17,460
Consumer		18,942	16,839	15,611	18,471	17,094
Auto		185,964	167,653	142,662	190,068	178,003
Total		$294,871	$262,001	$242,087	$300,158	$277,312
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		3.61%	3.22%	3.48%	3.63%	3.71%
GNMA's buy-back option program	(22)	7.45%	7.00%	7.25%	7.73%	6.75%
Total mortgage		11.06%	10.22%	10.73%	11.36%	10.46%
Commercial		0.62%	0.43%	0.58%	0.67%	0.58%
Consumer		2.76%	2.48%	2.33%	2.77%	2.58%
Auto		7.03%	6.30%	5.50%	7.46%	7.17%
Total		4.06%	3.59%	3.49%	4.38%	4.10%
Nonperforming Assets	(14)
Mortgage		$17,426	$15,804	$16,909	$16,928	$18,723
Commercial		53,428	54,003	44,150	38,913	36,099
Consumer		4,194	3,790	3,482	4,207	3,627
Auto		15,962	14,968	14,043	20,055	16,978
Total nonperforming loans		91,010	88,565	78,584	80,103	75,427
Foreclosed real estate		3,160	2,603	4,271	4,002	4,419
Other repossessed assets		4,865	4,760	6,656	6,595	6,969
Total nonperforming assets		$99,035	$95,928	$89,511	$90,700	$86,815
Nonperforming Loan Rates
Mortgage		2.78%	2.55%	2.74%	2.69%	3.02%
Commercial		1.62%	1.62%	1.44%	1.29%	1.20%
Consumer		0.61%	0.56%	0.52%	0.63%	0.55%
Auto		0.60%	0.56%	0.54%	0.79%	0.68%
Total loans		1.25%	1.21%	1.13%	1.17%	1.11%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2025	2025	2025	2024	2024
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Nonperforming PCD Loans	(14)
Mortgage		$230	$233	$234	$239	$241
Commercial		7,803	8,603	8,666	2,641	3,920
Total nonperforming loans		$8,033	$8,836	$8,900	$2,880	$4,161
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.03%	0.03%	0.03%
Commercial		9.43%	9.92%	9.87%	2.98%	3.29%
Total		0.94%	1.00%	0.98%	0.31%	0.42%
Total PCD Loans Held for Investment
Mortgage		$772,808	$795,863	$819,271	$841,964	$864,491
Commercial		82,748	86,685	87,779	88,729	119,029
Consumer		337	575	595	598	560
Auto		119	160	281	460	664
Total loans		$856,012	$883,283	$907,926	$931,751	$984,744

Total Nonperforming Loans	(14)
Mortgage		$17,656	$16,037	$17,143	$17,167	$18,964
Commercial		61,231	62,606	52,816	41,554	40,019
Consumer		4,194	3,790	3,482	4,207	3,627
Auto		15,962	14,968	14,043	20,055	16,978
Total nonperforming loans		$99,043	$97,401	$87,484	$82,983	$79,588
Total Nonperforming Loan Rates
Mortgage		1.26%	1.13%	1.19%	1.17%	1.28%
Commercial		1.81%	1.83%	1.68%	1.34%	1.28%
Consumer		0.61%	0.56%	0.52%	0.63%	0.55%
Auto		0.60%	0.56%	0.54%	0.79%	0.68%
Total		1.22%	1.19%	1.11%	1.06%	1.03%
Total Loans Held for Investment
Mortgage		$1,399,856	$1,414,567	$1,435,573	$1,470,817	$1,483,612
Commercial		3,384,404	3,423,434	3,153,060	3,103,091	3,118,381
Consumer		686,077	680,635	670,808	668,561	664,308
Auto		2,646,930	2,661,955	2,593,203	2,549,493	2,484,275
Total loans		$8,117,267	$8,180,591	$7,852,644	$7,791,962	$7,750,576
(a) Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended September 30, 2025
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$5,684	$51,586	$32,822	$92,673	$182,765
Provision for (recapture of) credit losses	638	12,181	7,757	6,803	27,379
Charge-offs	—	(5,093)	(7,704)	(16,743)	(29,540)
Recoveries	171	922	896	7,108	9,097
Balance at end of period	$6,493	$59,596	$33,771	$89,841	$189,701

Allowance for credit losses PCD:
Balance at beginning of period	$3,683	$3,482	$10	$4	$7,179
Provision for (recapture of) credit losses	453	259	(11)	(34)	667
Charge-offs	—	(205)	—	(2)	(207)
Recoveries	281	118	10	33	442
Balance at end of period	$4,417	$3,654	$9	$1	$8,081

Allowance for credit losses summary:
Balance at beginning of period	$9,367	$55,068	$32,832	$92,677	$189,944
Provision for credit losses	1,091	12,440	7,746	6,769	28,046
Charge-offs	—	(5,298)	(7,704)	(16,745)	(29,747)
Recoveries	452	1,040	906	7,141	9,539
Balance at end of period	$10,910	$63,250	$33,780	$89,842	$197,782
Allowance coverage ratio	0.78%	1.87%	4.92%	3.39%	2.44%

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2025	2025	2025	2024	2024
(Dollars in thousands) (unaudited)	Q3	Q2	Q1	Q4	Q3
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,375,417	$1,334,453	$1,295,361	$1,254,371	$1,318,132
Less: Intangible assets	(95,327)	(96,559)	(97,791)	(99,023)	(100,501)
Tangible common equity (Non-GAAP)	$1,280,090	$1,237,894	$1,197,570	$1,155,348	$1,217,631

Common shares outstanding at end of period	44,265	44,742	44,924	45,440	46,559
Tangible book value per common share (Non-GAAP)	$28.92	$27.67	$26.66	$25.43	$26.15
Total Assets to Non-GAAP Tangible Assets
Total assets	$12,229,812	$12,231,510	$11,729,257	$11,500,734	$11,461,382
Less: Intangible assets	(95,327)	(96,559)	(97,791)	(99,023)	(100,501)
Tangible assets (Non-GAAP)	$12,134,485	$12,134,951	$11,631,466	$11,401,711	$11,360,881
Non-GAAP TCE Ratio
Tangible common equity	$1,280,090	$1,237,894	$1,197,570	$1,155,348	$1,217,631
Tangible assets	12,134,485	12,134,951	11,631,466	11,401,711	11,360,881
TCE ratio	10.55%	10.20%	10.30%	10.13%	10.72%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,361,055	$1,318,886	$1,290,888	$1,304,779	$1,280,760
Less: Average intangible assets	(95,756)	(96,983)	(98,229)	(99,558)	(101,042)
Average tangible common equity (Non-GAAP)	$1,265,299	$1,221,903	$1,192,659	$1,205,221	$1,179,718

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2025	2025	2025	2024	2024
(Dollars in thousands) (unaudited)		Q3	Q2	Q1	Q4	Q3
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,313,558	$1,293,041	$1,261,662	$1,256,906	$1,260,944
Tier 1 capital		1,313,558	1,293,041	1,261,662	1,256,906	1,260,944
Total risk-based capital	(15)	1,430,713	1,409,447	1,373,004	1,367,692	1,371,041
Risk-weighted assets		9,298,556	9,245,125	8,843,043	8,812,422	8,772,207
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	14.13%	13.99%	14.27%	14.26%	14.37%
Tier 1 risk-based capital ratio	(17)	14.13%	13.99%	14.27%	14.26%	14.37%
Total risk-based capital ratio	(18)	15.39%	15.25%	15.53%	15.52%	15.63%
Leverage ratio	(19)	10.75%	10.83%	10.83%	10.93%	11.12%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,375,417	$1,334,453	$1,295,361	$1,254,371	$1,318,132
Plus: CECL transition adjustment	(20)	—	—	—	6,852	6,852
Plus: Unrealized losses on available-for-sale securities, net of income tax		27,301	48,782	58,001	89,839	32,990
Total adjusted stockholders’equity		1,402,718	1,383,235	1,353,362	1,351,062	1,357,974
Less: Disallowed goodwill, net		(79,889)	(80,079)	(80,742)	(82,355)	(84,241)
Disallowed other intangible assets, net		(9,271)	(10,115)	(10,958)	(11,801)	(12,789)
Common equity Tier 1 capital and Tier 1 capital		1,313,558	1,293,041	1,261,662	1,256,906	1,260,944
Plus Tier 2 capital: Qualifying allowance for credit losses		117,155	116,406	111,342	110,786	110,097
Total risk-based capital		$1,430,713	$1,409,447	$1,373,004	$1,367,692	$1,371,041

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	In March 2020, in light of strains on the U.S. economy as a result of the coronavirus disease (COVID-19), the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, and the Office of the Comptroller of the Currency issued an interim final rule that provided the option to temporarily delay the effects of CECL on regulatory capital for two years, followed by a three-year transition period. In addition, for the first two years, a uniform 25% “scaling factor” is introduced to approximate the portion of the post day-one allowance attributable to CECL relative to the incurred loss methodology. The 25% scaling factor is calibrated to approximate an overall after-tax impact of differences in allowances under CECL versus the incurred loss methodology.
(21)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(22)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.